EXHIBIT 10.10

THE INDEBTEDNESS EVIDENCED BY THIS UNSECURED PROMISSORY NOTE IS SUBORDINATED TO THE PRIOR PAYMENT FULL OF ALL INDEBTEDNESS OF MAKER TO WELLS FARGO BUSINESS CREDIT, INC. PURSUANT TO A SUBORDINATION AGREEMENT AND TO MEDALLION CAPITAL, INC. PURSUANT TO A SUBORDINATION AGREEMENT.

UNSECURED PROMISSORY NOTE

$2,125,000.00 PRINCIPAL SUM	SEPTEMBER 27, 2004

This Unsecured Promissory Note (this “Note”) is made as of September 27, 2004 (the “Effective Date”) by PW Poly Corp., a Minnesota corporation (“Maker”), to the order of Uponor Aldyl Company, Inc. a Delaware corporation (“Holder”).

RECITALS

A. Holder and Maker have entered into a Contribution and Membership Interest Purchase Agreement, dated September 1, 2004 (the “Agreement”), pursuant to which Holder is contributing substantially all of its assets and certain of its liabilities to Uponor Aldyl Holding Company, LLC, a Delaware limited liability company (the “Company”). Maker is purchasing from Holder 100% of the membership interests (the “Interest”) of the Company.

B. As consideration for the purchase of the Interest, on the Effective Date, Maker is delivering to Holder this Note and payment of U.S.$12,875,000.00 in cash, which amount Maker is borrowing from certain lenders (the “Lenders”).

TERMS

ARTICLE XII. PRINCIPAL AMOUNT AND INTEREST. FOR VALUE RECEIVED, MAKER PROMISES TO PAY TO THE ORDER OF HOLDER THE PRINCIPAL SUM OF TWO MILLION ONE HUNDRED TWENTY FIVE THOUSAND DOLLARS (U.S.$2,125,000.00) (THE “PRINCIPAL AMOUNT”) TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL AMOUNT FROM TIME TO TIME OUTSTANDING AT THE RATE OF SEVEN PERCENT (7%) PER ANNUM, SUBJECT TO THE TERMS OF SECTION 2(A) OF THIS NOTE. INTEREST, BASED ON A 365-DAY CALENDAR YEAR, SHALL BE ACCRUED FOR THE NUMBER OF DAYS THE PRINCIPAL AMOUNT (OR ANY PORTION THEREOF) IS ACTUALLY OUTSTANDING BEGINNING AS OF THE EFFECTIVE DATE.

ARTICLE XIII. PAYMENT. THE PRINCIPAL AMOUNT AND ALL ACCRUED INTEREST THEREON SHALL BE PAID AS FOLLOWS:

(a) Payment of the Principal Amount shall be due in full eighteen (18) months after the Effective Date (the “Payment Date”). Payment of the Principal Amount may be deferred for an additional twelve (12) months upon thirty (30) days prior written notice to Holder that Buyer’s financial condition prevents repayment of this Note as scheduled. Payments of the Principal Amount so deferred shall bear interest at a rate of nine percent (9%) per annum from the Payment Date until final payment is made, and interest on such Principal Amount shall be paid as provided in Section 2(b) below.

(b) Accrued interest shall be paid in quarterly installments in arrears, with the first such installment paid on the first day of January, 2005 and subsequent installments being paid on the first day of each April, July, October and January until paid, with the final installment being paid upon payment in full of the Principal Amount. Accrued but unpaid interest shall bear interest at the rate of seven percent (7%) per annum (the “Default Interest Rate”). At its option, Maker may defer any of the interest payments due January 1, 2005 and April 1, 2005, but interest shall accrue on such unpaid interest at the Default Interest Rate.

All amounts payable hereunder are payable in lawful money of the United States of America.

ARTICLE XIV. SUBORDINATION. THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS HEREBY SUBORDINATED IN RIGHT OF PAYMENT TO MAKER’S INDEBTEDNESS UNDER THE AGREEMENTS SET FORTH ON EXHIBIT A TO THE LENDERS INCURRED ON OR PRIOR TO THE EFFECTIVE DATE. EXCEPT AS OTHERWISE PROVIDED IN THIS NOTE OR IN THE SUBORDINATION AGREEMENT, MAKER MAY, AND SHALL, MAKE THE PAYMENTS OF PRINCIPAL AND INTEREST TO HOLDER, AND ANY OTHER AMOUNTS DUE TO HOLDER HEREUNDER, AT THE TIMES PROVIDED IN THIS NOTE.

ARTICLE XV. PREPAYMENT. MAKER MAY PREPAY ALL OR ANY PORTION OF THE PRINCIPAL AMOUNT AND ACCRUED INTEREST FROM TIME TO TIME WITHOUT PENALTY. ANY PARTIAL PREPAYMENT OF THE PRINCIPAL AMOUNT SHALL NOT POSTPONE THE DUE DATE OF ANY SUBSEQUENT PAYMENT OF ACCRUED INTEREST OR THE PRINCIPAL AMOUNT. THE PRIVILEGE TO PREPAY ALL OR ANY PART OF THE PRINCIPAL AMOUNT FROM TIME TO TIME WITHOUT PENALTY IS HEREBY RESERVED TO MAKER, PROVIDED THAT ANY SUCH PRINCIPAL AMOUNT PREPAYMENT SHALL BE ACCOMPANIED BY ALL INTEREST THEN ACCRUED, IF ANY.

ARTICLE XVI. EVENT OF DEFAULT AND RIGHT TO CURE. AT THE OPTION OF HOLDER, THE ENTIRE UNPAID PRINCIPAL AMOUNT AND ALL ACCRUED INTEREST, IF ANY, SHALL BECOME IMMEDIATELY DUE AND PAYABLE, WITHOUT NOTICE OR DEMAND (EXCEPT AS PROVIDED BELOW), IF MAKER (A) COMMENCES ANY CASE, PROCEEDING, OR OTHER ACTION SEEKING TO ADJUDICATE MAKER AS BANKRUPT OR INSOLVENT, OR SEEKING LIQUIDATION OR DISSOLUTION UNDER ANY LAW RELATING TO BANKRUPTCY, INSOLVENCY, REORGANIZATION, OR RELIEF OF DEBTORS OR SEEKING APPOINTMENT OF A RECEIVER, TRUSTEE, CUSTODIAN, OR OTHER SIMILAR FIDUCIARY, WITH RESPECT TO ANY PART OF MAKER’S BUSINESS, OR (B) FAILS TO MAKE ANY PAYMENT REQUIRED UNDER THIS NOTE WHEN DUE (SUBSECTIONS (A) AND (B), EACH AN “EVENT OF DEFAULT”); PROVIDED HOWEVER, THAT HOLDER SHALL PROVIDE MAKER WITH WRITTEN NOTICE OF ANY MISSED PAYMENT UNDER SUBSECTION (B) ABOVE, AND MAKER SHALL HAVE FIVE (5) BUSINESS DAYS FROM THE DATE OF SUCH NOTICE TO CURE ANY MISSED PAYMENT BEFORE ANY ACCELERATION BY HOLDER OF THE UNPAID PRINCIPAL AMOUNT AND ACCRUED INTEREST.

ARTICLE XVII. COSTS AND EXPENSES. MAKER HEREBY AGREES TO PAY REASONABLE ATTORNEYS’ FEES OF HOLDER AND ALL OTHER REASONABLE COSTS AND EXPENSES OF HOLDER INCURRED, AFTER AN EVENT OF DEFAULT, IN THE ENFORCEMENT OF THIS NOTE, AND THE COLLECTION OF AMOUNTS DUE HEREUNDER OR THEREUNDER, WHETHER SUCH ENFORCEMENT OR COLLECTION IS BY COURT ACTION OR OTHERWISE.

ARTICLE XVIII. SEVERABILITY. ANY PROVISION OF THIS NOTE THAT IS PROHIBITED OR UNENFORCEABLE IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR UNENFORCEABILITY WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF, AND ANY SUCH PROHIBITION OR UNENFORCEABILITY

IN ANY JURISDICTION SHALL NOT INVALIDATE OR RENDER UNENFORCEABLE SUCH PROVISION IN ANY OTHER JURISDICTION.

ARTICLE XIX. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

ARTICLE XX. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF MAKER AND HOLDER CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF OKLAHOMA IN THE STATE OF OKLAHOMA AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS NOTE MAY BE LITIGATED IN SUCH COURTS. EACH OF MAKER AND HOLDER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF SUCH COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS NOTE. EACH OF MAKER AND HOLDER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT THE ADDRESS SPECIFIED IN THIS NOTE, SUCH SERVICE TO BECOME EFFECTIVE 15 CALENDAR DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF EITHER PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

ARTICLE XXI. WAIVERS. MAKER WAIVES DEMAND FOR PAYMENT, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT OR DISHONOR, PROTEST AND NOTICE OF PROTEST. NO RENEWAL OR EXTENSION OF THIS NOTE, NO DELAY IN THE ENFORCEMENT HEREOF, AND NO DELAY OR OMISSION IN EXERCISING ANY RIGHT OR POWER HEREUNDER, SHALL AFFECT THE LIABILITY OF MAKER. NO DELAY OR OMISSION BY HOLDER IN EXERCISING ANY POWER OR RIGHT HEREUNDER SHALL IMPAIR SUCH RIGHT OR POWER OR BE CONSTRUED TO BE A WAIVER OF ANY DEFAULT, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY POWER OR RIGHT HEREUNDER PRECLUDE ANY OR FULL EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT OR POWER.

ARTICLE XXII. NOTICES. ALL NOTICES OR OTHER COMMUNICATIONS WHICH ARE REQUIRED OR PERMITTED TO BE GIVEN TO THE PARTIES UNDER THIS NOTE SHALL BE SUFFICIENT IN ALL RESPECTS IF GIVEN IN WRITING AND DELIVERED IN PERSON, BY FACSIMILE, BY OVERNIGHT COURIER, OR BY CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE RECEIVING PARTY AT THE FOLLOWING ADDRESS:

Holder:	Uponor Aldyl Company, Inc.
c/o Uponor North America, Inc.
14985 Glazier Avenue, Suite 303
Apple Valley, MN 55124
Attention: Jyri Luomakoski, Chairman
Facsimile No.: 952-997-8999

Maker:	PW Poly Corp.
1933 West Second Street
Hastings, NE 68901
Attention: Richard Oxley
Facsimile No.: 402-462-6028

Each Notice shall be deemed given when received by the party to whom it is addressed.

ARTICLE XXIII. AMENDMENT. THIS NOTE MAY ONLY BE AMENDED WITH THE WRITTEN CONSENT OF MAKER AND HOLDER.

ARTICLE XXIV. PARTIES IN INTEREST; ASSIGNMENT. MAKER MAY NOT ASSIGN THIS NOTE TO A THIRD PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF HOLDER. THIS NOTE SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF MAKER AND HOLDER AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

* * * *

IN WITNESS WHEREOF, Maker has executed and caused this Note to be issued as of the Effective Date.

MAKER:

PW POLY CORP.

By:	/s/ Dobson West
Name:	Dobson West
Title:	Secretary

EXHIBIT A

SUBORDINATED DEBT

1. Credit and Security Agreement dated as of October 1, 2003 with Wells Fargo Business Credit Inc., as amended.

2. Loan Agreement dated January 15, 2004 with Medallion Capital, Inc., as amended.

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